Exhibit 10.1

SUBORDINATION AGREEMENT

Crossroads Financing, LLC

6001 Broken Sound Parkway Suite 620

Boca Raton, FL 33487

Gentlemen:

The undersigned, Appliance Recycling Centers of America, Inc., with an address at 175 Jackson Avenue North, Suite 102, Minneapolis, MN 55343, Attention: Tony Isaac (hereinafter referred to as the "Creditor"), represents that ApplianceSmart, Inc. (“AS”), and ApplianceSmart Contracting, Inc. (“Contracting” and together with AS, individually and collectively hereinafter referred to as the "Grantor"), is indebted or obligated to the Creditor as follows:

Amount of indebtedness: $3,864,599.88 as of March 18, 2019.

Said indebtedness is evidenced and secured by (a) that certain Amended and Restated Secured Promissory Note dated as of December 26, 2018 by Appliance Smart Holdings LLC in favor of Creditor in the original principal amount of $3,821,507.10, (b) a guaranty by Grantors in favor of Creditor, (c) a Uniform Commercial Code filing with the Minnesota Secretary of State #948594200604 and (d) a Uniform Commercial Code filing with the Minnesota Secretary of State #1056945800045.

The Creditor represents that said indebtedness has not heretofore been assigned to or subordinated in favor of any other person, firm or corporation.

In order to induce CROSSROADS FINANCING, LLC (hereinafter referred to as the "Lender") to make loans and advances and/or to grant financial accommodation or credit to or for the benefit of Grantor (or any Grantor) at any time (including the extension or renewal, in whole or in part, of any antecedent or other debt), upon such terms and for such amounts as may be mutually agreeable to the Lender and the Grantor, and in consideration thereof, the Creditor acknowledges, covenants and agrees as follows:

1.       The Creditor does hereby subordinate the payment of the indebtedness of the Grantor to the Creditor described above, and any renewals, amendments, substitutions, revisions, etc., together with any and all interest accrued or to accrue thereon, and any other obligations of any kind now existing or hereafter arising between Creditor and Grantor (all hereinafter referred to as the "Secondary Obligations") to the payment of any and all debts, obligations and liabilities of the Grantor to the Lender, whether absolute or contingent, due or to become due, now existing or hereafter arising, whether direct or acquired by the Lender by transfer, assignment or otherwise, and whether arising out of existing or future agreements and/or arrangements between the Lender and the Grantor (all hereinafter referred to as the "Primary Obligations"). The documents between Lender and Grantor evidencing the Primary Obligations are referred to herein as the “Primary Obligation Loan Documents”.

Notwithstanding the above prohibition on receipt of payments, (a) the Grantor may make, and Creditor may receive, a prepayment of the principal outstanding amount of the Secondary Obligations not to exceed $1,200,000 within fifteen (15) days after the date hereof and (b) so long as there is no Event of Default under the Primary Obligations, both before and after the making of the payments, the Grantor may make and the Creditor may receive payments of normal interest due under the Secondary Obligations, but excluding default interest or penalty or any amounts due by acceleration. In the event of written notice by Lender of an Event of Default (as defined in the Primary Obligation Loan Documents), all allowed payments shall cease until such Event of Default is cured or waived in accordance with the Primary Obligation Loan Documents. Upon such cure or waiver of any such Event of Default in accordance with the Primary Obligation Loan Documents, Lender shall notify Creditor in writing that such payments may begin again.

2.       [Reserved].

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3.       Upon any distribution of any assets of the Grantor, whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, the Lender shall be entitled to receive payment in full of the Primary Obligations prior to the payment of all or any part of the Secondary Obligations. To enable the Lender to assert and enforce its rights hereunder in any such proceeding or upon the happening of any such event, the Lender or any person whom the Lender may designate are hereby irrevocably appointed attorney in fact for the undersigned with full power to act in the place and stead of the undersigned to make, present, file and vote such proofs of claim against the Grantor (or any Grantor) on account of all or any part of the Secondary Obligations as the Lender may deem advisable to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the Primary Obligations provided that Lender shall provide Creditor with 5 business days’ notice prior to taking any such action under this sentence and shall not take such action if, within 5 business days of such notice, Creditor shall provide evidence that it shall have taken such action as requested by Lender.

4.       [Reserved].

5.       Except as expressly permitted under Section 1 above, or as expressly allowed in the Intercreditor and Subordination Agreement, dated on or about the date hereof, by and between Creditor and Lender (as amended, the “Intercreditor Agreement”), the Creditor agrees not to ask, demand, sue for, take or receive payment of or for all or any party of the Secondary Obligations unless and until all and every part of the Primary Obligations have been fully paid and discharged. Creditor acknowledges, confirms and agrees that the priority and enforcement of any security interest or lien (consensual or non-consensual) now or hereafter held by Creditor in or upon any asset or property of any Grantor shall be subject to the Intercreditor Agreement.

6.       The Creditor has, to the extent deemed necessary by the Creditor, reviewed the existing agreements between the Lender and the Grantor, and understands that there is no commitment or obligation on the Lender's part to make any loans or advances or to extend credit to the Grantor; provided, however, that the Creditor further understands that such agreements may be modified, altered, or amended, without notice to or consent of the Creditor.

7.       The Creditor agrees not to sell, assign, transfer, pledge or hypothecate all or any part of the Secondary Obligations without (a) disclosing to any such third party that said Secondary Obligations are subject to the terms of this Agreement and (b) causing such third party to execute and deliver to Lender the written agreement of such third party to be bound by the terms hereof to the same extent as Creditor.

8.       The Lender may at any time, in its discretion, renew or extend the time of payment of all or any of the Primary Obligations or waive or release any collateral which may be held therefor, and the Lender may enter into such agreements with the Grantor as the Lender may deem desirable without notice to or further assent from the undersigned and without in any way affecting the Lender's rights hereunder.

9.       [Reserved.]

10.     The Lender shall have no obligation to collect the Secondary Obligations. Further, the Lender shall have no obligation whatsoever for maintenance, protection, preservation or liquidation of any security for the Secondary Obligations.

11.     In the event any payments are made by the Grantor to the Creditor or any amounts are received by the Creditor contrary to the provisions of this Agreement, the Creditor will promptly remit said payments or amounts to the Lender. Upon failure to so remit, the Lender shall have the right to proceed directly against the Creditor for any such amount.

12.     The Creditor agrees to pay all counsel fees and expenses which the Lender may incur in protecting or enforcing any of its rights hereunder against the Creditor.

13.     [Reserved.]

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14.     This Agreement shall be binding upon the Creditor and their successors and assigns, and all of the Lender's rights hereunder shall inure to the benefit of its successors and assigns.

15.     This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, including its conflict of laws principles. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if Lender so elects, be instituted in any court sitting in New York, County, New York (the “Acceptable Forums”). Creditor agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Creditor waives any right to oppose any motion or application made by Lender to transfer such proceeding to an Acceptable Forum.

16.     Any written notice required or permitted by this Agreement shall be delivered by depositing it (registered or certified mail, return receipt requested) in the U.S. mail, postage prepaid, addressed to the appropriate party at the address set forth on page 1 hereof, or by recognized overnight courier which provides evidence of delivery addressed to the appropriate party at the address set forth on page 1 hereof. A facsimile or electronic copy of this Agreement shall have the same force as an original version. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

17.     WAIVER OF JURY TRIAL. THE PARTIES HERETO MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS, WHETHER VERBAL OR WRITTEN, OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THE TRANSACTION CONTEMPLATED HEREBY OR ENFORCEMENT OF THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE CREDITOR AND LENDER EACH HEREBY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO CLAIM OR RECOVER ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO, ACTUAL DAMAGES. THE CREDITOR AND LENDER EACH CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER ITO THIS AGREEMENT AND ENTER INTO THE TRANSACTION CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties have hereto their hands and seals as of the 15th day of March, 2019.

Appliance Recycling Centers of America, Inc.

By: /s/ Virland A. Johnson
Name: Virland A. Johnson
Title: Chief Financial Officer

Crossroads Financing, LLC

/s/ Lee Haskin
By: Lee Haskin
Its: CEO

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Crossroads Financing, LLC, a Connecticut limited liability company

6001 Broken Sound Parkway, Suite 620

Boca Raton, FL 33487

Gentlemen:

As of the 15th day of March, 2019, ApplianceSmart, Inc. and ApplianceSmart Contracting, Inc. (individually and collectively, the “Grantor”) hereby acknowledges notice of the within and foregoing Subordination Agreement and agrees to be bound by all the terms, provisions and conditions thereof. Grantor further agrees, except as may be specifically permitted under the foregoing Subordination Agreement, without the Lender’s written consent thereto first procured, not to repay all or any part of the Secondary Obligations or to issue any note or other instrument evidencing the same.

ApplianceSmart, Inc.

/s/ Virland A. Johnson
Name: Virland A. Johnson
Title: Chief Financial Officer/Director

ApplianceSmart Contracting, Inc.

/s/ Virland A. Johnson
Name: Virland A. Johnson
Title: Chief Financial Officer/Director

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